Exhibit 10.30

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Execution Copy

COLLABORATION AND LICENSE AGREEMENT

THIS COLLABORATION AND LICENSE AGREEMENT (this “Agreement”) is entered into as of November 20, 2015 (the “Effective Date”), by and between Kadmon Corporation, LLC, a limited liability company organized and existing under the laws of the State of Delaware (“Kadmon”), and Jinghua Pharmaceutical Group Co., Ltd., a company organized and existing under the laws of the People’s Republic of China (“Jinghua”).  Kadmon and Jinghua may each be referred to in this Agreement individually as a “Party,” and collectively as the “Parties.”

WHEREAS, Kadmon is a biopharmaceutical company engaged in the development and commercialization of drugs that target the molecular mechanism of disease and has certain skill(s) and know-how useful for the discovery of human monoclonal antibodies (the “Technology”);

WHEREAS, Jinghua engages in the research and development, manufacture, and sale of pharmaceutical products, and desires to develop products using human monoclonal antibodies for commercialization in the Territory (as defined below).

WHEREAS, the Parties are entering into this Agreement for Jinghua to use the Technology to discover fully human monoclonal antibodies and to use such Licensed Antibodies (as defined below) to develop products for commercialization in the Territory.

NOW, THEREFORE, in consideration of the premises and mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1                               “Affiliate” means, with respect to a Party, any Person that controls, is controlled by or is under common control with such Party, for so long as such control exists.  For purposes of this definition only, “control” shall mean direct or indirect ownership of fifty percent (50%) or more (or, if less than fifty percent (50%), the maximum ownership interest permitted by applicable Law) of the stock or shares having the right to vote for the election of directors of such corporate entity, or the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of such entity, whether through the ownership of voting securities, by contract or otherwise.

1.2                               “Antibody Intellectual Property” means all Intellectual Property conceived, discovered, developed, produced or reduced to practice by or on behalf of Jinghua resulting from the performance of work connected to the VEGFR2 or PDL-1 monoclonal antibodies.

1.3                               “Business Day” means a day other than (a) a Saturday or Sunday, (b) a bank or other public holiday in New York, New York, United States, or (c) a bank or other public holiday in Nantong, China.

1.4                               “CFDA” means the China Food and Drug Administration and any successor agency thereto.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.5                               “Change of Control” means, with respect to a party: (a) the sale of all or substantially all of such Party’s tangible and intangible assets or business relating to this Agreement; (b) a merger or reorganization involving such Party in which the voting securities of such Party outstanding immediately prior thereto cease to represent at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger or reorganization; or (c) any transaction or series of transactions in which a Person or group of Persons, acting in concert, acquire more than fifty percent (50%) of the voting equity securities or management control of such Party.

1.6                               “Clinical Trial” means any human clinical trial of a Product.

1.7                               “Commercialization” means activities directed to marketing, promoting, distributing, importing or selling a Product.  Commercialization shall not include any activities relating to Development or Manufacturing.  “Commercialize” and “Commercializing” shall have their correlative meanings.

1.8                               “Commercially Reasonable Efforts” means, with respect to the efforts to be expended by any Party with respect to any objective, those reasonable, diligent, good faith efforts to accomplish such objective as such Party would under similar circumstances normally use to accomplish a similar objective that such Party is highly motivated to achieve.  With respect to any objective relating to the Development or Commercialization of a Product, “Commercially Reasonable Efforts” shall mean those efforts and resources normally used by such Party with respect to a product owned or controlled by such Party and considered by it to be among its principal or lead products.

1.9                               “Confidential Information” of a Party means all Know How or other information, including, without limitation, proprietary information and materials (whether or not patentable) regarding such Party’s technology, products, business information or objectives, that is communicated in any way or form by one Party to the other Party, either prior to or after the Effective Date of this Agreement, and whether or not such Know-How or other information is identified as confidential at the time of disclosure; provided that, information not identified as confidential by the disclosing Party shall be deemed to be Confidential Information of the disclosing Party if the Receiving Party knows, or should have had a reasonable expectation, that the information communicated by the disclosing Party is Confidential Information of the disclosing Party.  The terms and conditions of this Agreement shall be considered Confidential Information of both Parties.

1.10                        “Control” or “Controlled” means with respect to any item of Know-How, or intellectual property right, the possession (whether by ownership or license, other than a license granted by one Party to the other pursuant to this Agreement) by a Party of the ability to grant to the other Party a license or to extend other rights as provided herein, under such item or right without violating the terms of any agreement or other arrangements with any Third Party.

1.11                        “Cover” means, with respect to a Product, the manufacture, use, sale, offering for sale or importation of such product which would infringe a Valid Claim of a Patent at the time

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

thereof, but for the licenses granted or assignment made of such Patent under this Agreement.

1.12                        “Development” means, with respect to the Product, any and all processes and activities conducted to obtain and maintain Regulatory Approval for the Product, including pre- and post-marketing approval Clinical Trials, and activities relating to development or preparation of such Product for Commercialization.  “Develop” and “Developing” shall have their correlative meanings.

1.13                        “Development Plan” means the written plan for the Development of the Products in the Territory, as such plan is updated from time to time.

1.14                        “Dollars” or “$” means the currency of the United States.

1.15                        “Dyax Agreement” means that certain Antibody Library License Agreement between Dyax Corp. and Kadmon dated July 22, 2011, as amended.

1.16                        “GAAP” means generally accepted accounting principles in the United States, as consistently applied by the relevant Party.

1.17                        “Good Clinical Practices” or “GCP” means the then-current good clinical practice standards, practices and procedures adopted by the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use (“ICH”) set forth in the guideline entitled “Guideline for Good Clinical Practice E6: Consolidated Guidance,” and comparable regulatory standards, practices and procedures as such are updated from time to time.

1.18                        “Good Manufacturing Practices” or “GMP” means the then-current good manufacturing practice standards practices and procedures adopted by the ICH set forth in the guideline entitled “Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients, “ and comparable regulatory standards, practices and procedures as such are updated from time to time.

1.19                        “IND” means an investigational new drug application submitted prior to initiating Clinical Trials.

1.20                        “Intellectual Property” means Patents and Know-How.

1.21                        “Kadmon Patents” means the Patents Controlled by Kadmon as of the Effective Date, which are listed on Exhibit B.

1.22                        “Know-How” means any data, results, and information of any type whatsoever, in any tangible or intangible form, including, without limitation, know-how, trade secrets, practices, techniques, methods, processes, inventions, developments, specifications, formulations, formulae, materials or compositions of matter of any type or kind (patentable or otherwise), software, algorithms, marketing reports, clinical and non-clinical study reports, regulatory submission summaries and regulatory submission documents, expertise, technology, test data including pharmacological, biological,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

chemical, biochemical, toxicological, and clinical test data, analytical and quality control data, stability data, studies and procedures.

1.23                        “Law” means all relevant laws, statutes, rules, regulations, guidelines, ordinances and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, domestic or foreign.

1.24                        “Licensed Antibodies” means (a) the VEGFR2 and PDL-1 monoclonal antibodies generated by Kadmon, and (b) any and all human monoclonal antibodies developed by Jinghua using the Technology.

1.25                        “Manufacture” means activities directed to producing, manufacturing, processing, filling, finishing, packaging, labeling, quality assurance testing and release, shipping and delivery of the Product, including process development in connection with such activities or scale up thereof (in each case, whether for purposes of Development or Commercialization of the Product).  “Manufacturing” shall have the correlative meaning.

1.26                        “Net Sales” means mean all amounts invoiced on sales of Products by Jinghua, its Affiliates or sublicensees to Third Parties, less the following deductions actually allowed and taken by such Third Parties and not otherwise recovered by or reimbursed to the seller whose sales are being measured:

(a)                                 ***, and ***;

(b)                                 *** and *** (including those to *** and ***), and *** to *** on *** of *** or *** or ***;

(c)                                  *** and *** including *** and *** to the *** to the *** and set forth *** as such in the ***; and

(d)                                 *** and ***, other *** and *** to the *** to the *** and set forth *** as such in the ***.

Sales between Jinghua and its Affiliates or sublicensees for resale shall be excluded from the computation of Net Sales.  In any other sale of Products that is made on other than arms’-length terms, the amounts invoiced shall be deemed, for purposes of this definition, no less than the amount that would be invoiced in a substantially contemporaneous, arms’-length transaction.

1.27                        “Patent” means any of the following, whether existing now or in the future anywhere in the world:  (a) issued patent; (b) pending patent applications, including all provisional applications, substitutions, continuations, continuations-in-part, divisions, renewals and all patents granted thereon; (c) all patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

including supplementary protection certificates or the equivalent thereof; (d) inventor’s certificates; and (e) all United States and foreign counterparts of any of the foregoing.

1.28                        “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

1.29                        “Phase II Clinical Trial” means a Clinical Trial for the purpose of preliminary evaluation of clinical efficacy and safety, and to determine dosage regimen.

1.30                        “Phase III Clinical Trial” means a Clinical Trial designed to establish the safety and efficacy of a product for the purposes of enabling the preparation and submission of applications for Regulatory Approval.  Phase III shall include any other Clinical Trial intended as a pivotal trial for Regulatory Approval purposes whether or not such trial is a traditional Phase III (e.g., a Phase II/III clinical trial).

1.31                        “Product” means a product that contains one (1) or more Licensed Antibodies.

1.32                        “Regulatory Approval” means the technical, medical and scientific licenses, registrations, authorizations and approvals (including approvals of new drug applications, supplements and amendments, pre- and post-approvals, pricing and reimbursement approvals, and labeling approvals) of the Regulatory Authority necessary for the Development, Manufacture and Commercialization of Product in any country in the Territory.

1.33                        “Regulatory Authority” means the CFDA, the TFDA and any other national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity in each country of the Territory involved in the granting of Regulatory Approval.

1.34                        “Royalty Term” means, on a Product-by-Product and country-by-country basis, on the later of (i) ten(10) years after the first commercial sale of the Product in such country, or (ii) the date on which there is no longer a Valid Claim within the Kadmon Patents that Cover the Licensed Antibody contained in the Product in such country.

1.35                        “Sublicense Agreement” means a written agreement between Jinghua and a Third Party pursuant to which Jinghua grants to the Third Party rights granted by Kadmon to Jinghua under this Agreement.

1.36                        “Sublicense Revenue” means (a) all upfront payments received by Jinghua pursuant to a Sublicense Agreement; (b) all milestone payments received by Jinghua pursuant to a Sublicense Agreement; and (c) all other payments received by Jinghua pursuant to a Sublicense Agreement.

1.37                        “Territory” means Greater China, i.e., the People’s Republic of China, Hong Kong, Macau, and Taiwan.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.38                        “TFDA” means the Taiwan Food and Drug Administration and any successor agency thereto.

1.39                        “Third Party” means any Person other that Kadmon, Jinghua or any Affiliate of either Party.

1.40                        “Valid Claim” means (a) a claim of an issued and unexpired Patent which has not been disclaimed, revoked, held unenforceable or invalid by a decision of a court or other government agency of competent jurisdiction, which decision is not appealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise, and (b) a claim in a pending Patent application that has not been pending for more than seven (7) years from the earliest date from which such application claims priority of or the benefit of the filing date of, and, in any case, which has not been canceled, withdraw from consideration, finally determined to be unallowable by the applicable governmental authority or court for whatever reason (and from which no appeal is or can be taken), or abandoned.

ARTICLE 2
COLLABORATION MANAGEMENT

2.1                               Management.  Each of Kadmon and Jinghua will, by notice to the other Party, designate a senior manager as its representative (each, an “Alliance Manager,” and together, the “Alliance Managers”) to be the primary point of contact between the Parties with respect to the collaboration undertaken pursuant to this Agreement.  Each Party may change its Alliance Manager from time to time in its sole discretion, effective upon notice to the other Party of such change.

2.2                               Responsibilities.  The Alliance Managers shall be responsible for discussing and coordinating the Parties’ activities under this Agreement and shall, in particular: (a) oversee and manage transfer of Know-How described in this Agreement; (b) oversee and manage transfer of information and data from Clinical Trials; (c) review the Development Plan and discuss the status of activities undertaken for the Development of Products; and (d) review and discuss the status and strategy on the Commercialization of the Product.

ARTICLE 3
LICENSES

3.1                               Grants.

(a)                                 Licensed Antibodies.

(i)                                     Subject to the terms and conditions of this Agreement, Kadmon hereby grants to Jinghua an exclusive license, with the right to grant sublicenses in accordance with Section 3.2, under the Intellectual Property Controlled by Kadmon as of the Effective Date, including the Kadmon Patents, to use, have used, Develop, have Developed, Manufacture, have Manufactured, Commercialize and have Commercialized Products in the Territory.  For the avoidance of doubt, to the extent a Third Party

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

contributed to the Licensed Antibody, no such license shall be granted to the extent (1) Kadmon does not have the right to do so under its contractual relationship with such Third Party, or (2) if doing so causes Kadmon to incur any payment obligation to any Third Party.

(ii)                                  Further, subject to the terms and conditions of this Agreement, Kadmon hereby grants to Jinghua an exclusive license, with the right to grant sublicenses in accordance with Section 3.2 all Know-How arising from the research, discovery and development activities related to the Licensed Antibodies undertaken by or on behalf of Kadmon during the term of this Agreement, which Know-How is incorporated into any Product or useful for the making of a Product.

(iii)                               Kadmon shall assign to Jinghua all Patents in the Territory arising from the research, discovery and development activities relating to the Licensed Antibodies undertaken by or on behalf of Kadmon during the term of this Agreement (the “Kadmon Assigned Patents”), using the form of patent assignment attached hereto as Exhibit C.

(b)                                 Technology.  Subject to the terms and conditions of this Agreement, Kadmon hereby grants Jinghua a non-exclusive license, without the right to grant sublicenses, under Intellectual Property Controlled by Kadmon to use the Technology to research and discover Licensed Antibodies.  For the avoidance of doubt, to the extent a Third Party contributed to the Technology, no such license shall be granted to the extent (i) Kadmon does not have the right to do so under its contractual relationship with such Third Party, or (ii) if doing so causes Kadmon to incur any payment obligation to any Third Party.

(c)                                  Grant Back.  Subject to the terms and conditions of this Agreement, Jinghua hereby grants to Kadmon a fully paid-up, royalty-free, perpetual, exclusive license, with the right to grant sublicenses through multiple tiers, to (i) antibodies discovered by Jinghua as a result of its use of the Technology, (ii) Intellectual Property in such discovered antibodies Controlled by Jinghua, and (iii) all Antibody Intellectual Property, to use, develop, have developed, make, have made, use, have used, import, sell, and offer for sale in all countries outside the Territory:

3.2                               Sublicenses.  Jinghua may grant sublicenses under the rights granted to it in Section 3.1(a); provided, however, that (a) each such Sublicense Agreement is consistent with the terms and conditions of this Agreement, including provisions that provide for intellectual property ownership, records and audit rights, indemnification and confidentiality consistent with this Agreement; (b) at least *** days prior to execution of a proposed Sublicense Agreement, Jinghua shall provide to Kadmon a complete copy of such proposed Sublicense Agreement for Kadmon’s review and approval, which approval shall not be unreasonably withheld, and within *** days after it becomes effective, a complete copy of the fully executed Sublicense Agreement; and (c) Jinghua shall

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

remain liable for any breach of any provisions of this Agreement caused by such sublicensee.

3.3                               No Implied Rights.  Jinghua and Kadmon acknowledge that the rights and licensed granted under this Article 3 are limited to the scope expressly granted,  Accordingly, except for the rights expressly granted under this Article 3, no right, title or interest under any Intellectual Property of Kadmon or its Affiliates, of any nature whatsoever, is granted whether by implication, estoppel, reliance or otherwise, by Kadmon to Jinghua.  All rights with respect to the Technology that are not specifically granted herein are reserved to Kadmon.

3.4                               Technology Transfer.  Within *** days after the Effective Date or as otherwise agreed upon by the Alliance Managers, Kadmon shall use diligent efforts to transfer to Jinghua all Know-How necessary for Jinghua to use the Technology pursuant to the rights granted under Section 3.1(b).

ARTICLE 4
DEVELOPMENT

4.1                               Efforts; Development Plan.  Jinghua shall use Commercially Reasonable Efforts to Develop the Products in the Territory.  Such Development shall be consistent with the Development Plan.  Within *** days after the Effective Date, Jinghua shall deliver to Kadmon for its review a copy of the initial Development Plan.  Jinghua shall submit an updated Development Plan to Kadmon no less than annually for Kadmon’s review.  In addition, Jinghua will meet the diligence milestones shown in Exhibit A, and notify Kadmon in writing as each milestone is met.  The efforts of Affiliates and Sublicensees shall be treated as the efforts of Jinghua when evaluating Jinghua’s compliance with the foregoing diligence obligations.  Each Development Plan will include the following information, to the extent such information is available at the time such Development Plan is proposed:

(a)                                 Proposed overall plan and strategy for Development of Products to support Regulatory Approval in the Territory;

(b)                                 Scope and target timelines for performance of all Development studies, including Clinical Trial protocols, Product stability studies, enrollment numbers and submission dates;

(c)                                  Estimated dates of meetings with Regulatory Authorities for the Product; and

(d)                                 Estimated timing of Regulatory Approval for each Product.

4.2                               Clinical Trials.

(a)                                 Jinghua shall sponsor and conduct or have conducted, in compliance with GCP, all necessary Clinical Trials in support of seeking and maintaining Regulatory Approval of the Products in the Territory, including post-marketing studies after receipt of Regulatory Approval.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(b)                                 Jinghua shall, upon completion of each Clinical Trial (i.e., database lock), promptly provide to Kadmon, as requested by Kadmon and at no cost or expense to Kadmon, access to and copies of Clinical Trial information and data.

4.3                               Regulatory Activities.  Jinghua shall prepare and file all documentation and materials to obtain and maintain Regulatory Approvals that are necessary for the Development and Commercialization of the Products in the Territory and otherwise interact with Regulatory Authorities as appropriate with respect to the Product.

4.4                               Right to Reference.  Jinghua hereby grants to Kadmon a royalty-free, exclusive, perpetual right and license to use and reference outside the Territory (a) all toxicology and safety information, (b) Clinical Trial information and data, and (c) materials submitted to Regulatory Authorities in the Territory, which are created or obtained by Jinghua concerning the Licensed Antibodies and the Products, including in connection with efforts by Jinghua, its Affiliates or any sublicensees.  At the request of Kadmon and at no cost or expense to Kadmon, except as set forth in Section 4.5, Jinghua shall promptly provide access to and copies of all such information, data and materials.

4.5                               Development Costs.  Jinghua shall be solely responsible for, and shall pay, all Development costs, including registration fees, incurred by it with respect to its Development of Products in the Territory.  In the event that Kadmon utilizes toxicology data that forms a part of the Antibody Intellectual Property, Kadmon will reimburse Jinghua an amount equal to ***% of the actual costs incurred by Jinghua in connection with the studies that produced the toxicology data.

ARTICLE 5
COMMERCIALIZATION

Jinghua shall, at its own cost, promote, market, sell, obtain any necessary pricing and reimbursement approval, and otherwise Commercialize the Product in the Territory.  Jinghua shall use Commercially Reasonable Efforts to Commercialize the Product in the Territory in a timely manner after receipt of Regulatory Approval.

ARTICLE 6
MANUFACTURING AND SUPPLY

6.1                               In the Territory.  Jinghua shall be solely responsible for Manufacturing of Licensed Antibodies and Product as necessary for the Development activities undertaken by Jinghua and Commercialization of such Products in the Territory.

6.2                               Outside the Territory.

(a)                                 As requested by Kadmon, Jinghua shall supply Licensed Antibodies to Kadmon, its Affiliates or licensees, for non-commercial purposes, i.e., for pre-clinical and clinical through Phase II Clinical Trials.  Such supply shall be pursuant to written orders submitted by Kadmon that specify the Licensed Antibody, quantity, delivery address and other elements necessary to ensure timely deliver.  The Licensed Antibodies shall be supplied by Jinghua at a transfer price equal to ***

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***% of Jinghua’s entire manufacturing costs based on GAAP.  All payments for Licensed Antibody shall be paid by Kadmon within thirty (30) days after receipt of the ordered Licensed Antibodies and invoice.  Payments shall be made by Kadmon in accordance with Section 7.6.

(b)                                 Upon request of Kadmon, Jinghua agrees to negotiate a definitive supply agreement on commercially reasonable terms for the supply of Licensed Antibodies to Kadmon, its Affiliates or licensees, for Phase III Clinical Trials and commercial purposes.

ARTICLE 7
CONSIDERATION AND PAYMENTS

7.1                               Equity Investment.  In partial consideration for the rights granted under this Agreement, Jinghua or its Affiliate shall subscribe to Units of Class I Preferred Membership Units, Series E-1 (“Units”), of Kadmon Holdings, LLC at Eleven Dollars and Fifty Cents ($11.50) per Unit for an aggregate purchase price of Ten Million Dollars ($10,000,000) pursuant to the terms and conditions of a Subscription Agreement to be entered into between Kadmon Holdings, LLC and Jinghua as of the Effective Date.

7.2                               Collaboration Fee.  In partial consideration of the rights granted under this Agreement, Jinghua shall pay to Kadmon ($***) for each Licensed Antibody generated by Kadmon (i.e., VEGFR2 and PDL-1), payable as follows:

Event	Payment Amount
(a) *** of the *** from *** to ***	$	***

(b) *** from the ***	$	***

(c) *** of the ***	$	***

(d) *** of the ***	$	***

(e) *** of the first *** from the ***		***

The occurrence of each event shall be reasonably determined by Kadmon.  For the avoidance of doubt, the total collaboration fees payable by Kadmon under this Agreement shall not exceed Forty Million Dollars ($40,000,000).

7.3                               Royalties.  In partial consideration of the rights granted under this Agreement, Jinghua shall pay royalties during the Royalty Term to Kadmon as follows:

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(a)                                 *** of Net Sales of each Product in the Territory to Kadmon; and

(b)                                 *** of Net Sales of each Product in the Territory to Dyax Corp.

7.4                               Sharing of Sublicense Revenue.  In addition to the amounts payable pursuant to Sections 7.2 and 7.3, Jinghua agrees to pay Kadmon a percentage of Sublicense Revenue.  Such percentage shall be determined based on the development stage of the Product at the time the particular Sublicense Agreement is executed by the parties thereto, as follows:

Development Stage at Time of Sublicense Agreement Execution	Share of Sublicense Revenue
*** to *** of the *** in a *** for the ***	***

*** to *** for *** the ***	***

*** of the ***	***

7.5                               Reports and Payments.

(a)                                 Collaboration Fee.  Jinghua shall promptly notify Kadmon of the achievement of any of the events achieved in accordance with Section 7.2.  All collaboration fees shall be due within *** days after achievement of the applicable event and are non-refundable and non-creditable against any other payments due hereunder.

(b)                                 Royalties.  Within *** days after the end of each quarter, Jinghua shall deliver to Kadmon a report setting forth for such quarter the following information:  (i) the gross sales amount for each Product; (ii) the net Sales for the Product, including each deduction taken from gross sales to arrive at such Net Sales; (iii) the royalty amount due hereunder for the sale of each Product.  No such reports shall be due for ay Product before the first commercial sale of the Product.  The total royalty due for the sale of the Product during such quarter shall be remitted no later than *** days after the end of each such quarter in conjunction with the submission of the report.

(c)                                  Sublicense Revenue.  Any fees owed under Section 7.4 shall be paid, with respect to particular Sublicense Revenue received by Jinghua, within *** days after Jinghua’s receipt of the applicable Sublicense Revenue.

7.6                               Payment Method.   Payments made under this Agreement shall be paid by wire transfer or electronic funds transfer in immediately available funds to a bank account designed by Kadmon at least *** days in advance of such payment.  Regardless of the amounts of any royalties or other payments due under this agreement or any other agreement between the Parties of their Affiliates, all amounts payable under this Agreement shall be paid in full.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

7.7                               Currency.  All amounts payable and calculations hereunder shall be in Dollars.  Conversion of sales recorded in local currencies to Dollars will be performed in a manner consistent with Jinghua’s normal practices used to prepare its financial statements and consistent with GAAP.

7.8                               Taxes and Withholding.  All payments due from Jinghua to Kadmon under this Agreement will be made without any deduction or withholding for or on account of any tax unless such deduction or withholding is required by applicable Law to be assessed against Kadmon.  If Jinghua is so required to deduct or withhold, Jinghua will (a) promptly notify Kadmon of such requirement, (b) pay to the relevant authorities the full amount required to be deducted or withheld promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Kadmon; (c) promptly forwarding to Kadmon an official receipt (or certified copy) of other documentation reasonably acceptable to Kadmon evidencing such payment to such authorities, and (d) otherwise reasonably cooperate with Kadmon in connection with Kadmon’s attempts to obtain favorable tax treatment and credit therefor (where appropriate) in accordance with applicable Law.

7.9                               Interest on Past Due Amounts.  Any payments or portions thereof due from Jinghua hereunder that are not paid on or before the date such payment is due shall bear interest, to the extent permitted by applicable Law, at the average one-month London Inter-Bank Offering Rate (LIBOR) for the Dollar as reported from time to time in The Wall Street Journal, plus ***, effective for the first date on which payment was delinquent and calculated on the number of days such payment is overdue or, if such rate is not regularly published, as published in such source as the Parties agree.

7.10                        Maintenance of Records.  Jinghua shall keep accurate books and accounts of record in connection with the sale of Product and the calculation of payments to be made under this agreement in sufficient detail to permit accurate determination of all figures necessary for verification of royalties and other payments to be paid from Jinghua to Kadmon under this Agreement.  Jinghua shall maintain all such records for a period of at least seven (7) year after the end of the fiscal year in which they were generated.

7.11                        Audits.  Kadmon shall have the right, at its own expense and no more than once per year (except for cause), to have an independent, certified public accountant, selected by Kadmon and reasonably acceptable to Jinghua, review all records maintained in accordance with Section 7.10 upon reasonable notice and during regular business hours and under obligations of strict confidence, for the sole purpose of verifying the basis and accuracy of payments required and made under this Agreement within the prior *** month period.  No quarter may be audited more than one time.  Jinghua shall receive a copy of each audit report promptly from Kadmon.  Should the inspection lead to the discovery of a discrepancy to Kadmon’s detriment, Jinghua shall pay the amount of the discrepancy in Kadmon’s favor plus interest accrued, compounded semi-annually from the day the relevant payment(s) were due, within *** days after being notified thereof.  Kadmon shall pay the full cost of the inspection unless the discrepancy is greater than ***, in which case Jinghua shall pay to Kadmon the actual cost charged by such accountant for such inspection.  If such audit shows a discrepancy in

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Jinghua’s favor, then Jinghua may credit the amount of such discrepancy against subsequent amounts owed to Kadmon, or if no further amounts are owed under this Agreement, then Kadmon shall pay Jinghua the amount of the discrepancy without interest within *** days after being notified thereof.

ARTICLE 8
INTELLECTUAL PROPERTY

8.1                               Ownership of Antibody Intellectual Property.  Rights to the Antibody Intellectual Property, whether or not patentable, shall be owned by Jinghua.

8.2                               Maintenance of Kadmon Assigned Patents.  Jinghua shall have the first right, but not the obligation, to undertake (at Jinghua’s sole cost) the preparation, prosecution and maintenance of the Kadmon Assigned Patents in the Territory. In the event and to the extent Jinghua elects not to prosecute and maintain such Kadmon Assigned Patents, including allowing any such Kadmon Assigned Patents to lapse or become abandoned or unenforceable, then Jinghua shall promptly notify Kadmon, which notice shall be at least *** days prior to the lapse or abandonment of such Kadmon Assigned Patents.  Thereafter, Kadmon may, but is not required to, undertake, at its sole expense and in its sole discretion, the prosecution and maintenance of such Kadmon Assigned Patents.  For the avoidance of doubt, all such Kadmon Assigned Patents in the Territory shall be in Jinghua’s name.

8.3                               Enforcement; Patent Challenge.  Subject to the provisions of this Section 8.3, in the event that a Party reasonably believes that any Kadmon Patent or Kadmon Assigned Patent is being infringed by a Third Party or is subject to a declaratory judgment action arising from such infringement (“Declaratory Judgment”) or becomes aware of any actual or threatened challenge by a Third Party with respect to the scope, validity or enforceability of any such Kadmon Patent or Kadmon Assigned Patent in the Territory (“Third Party Challenge”), such Party shall promptly notify the other Party.  In such event, Jinghua shall have the sole right (but not the obligation) to enforce such Kadmon Patent or Kadmon Assigned Patent with respect to such infringement, to defend any such Declaratory Judgment or Third Party Challenge (an “Enforcement Action”), at Jinghua’s expense and using Commercially Reasonable Efforts.  Kadmon shall have the right to join any such Enforcement Action at its own expense.  If Jinghua does not bring an Enforcement Action within ninety (90) days after notification after the Declaratory Judgment or Third Party Challenge, then Kadmon shall have the right to initiate an Enforcement Action against the Third Party.  In such event, Kadmon shall bear all costs and expenses with respect to any such Enforcement Action.

8.4                               Defense of Infringement Claims.  If the Product becomes the subject of a Third Party’s claim or assertion of infringement of a Patent relating to Development, Manufacture or Commercialization of the Product in the Territory (each, an “Infringement Claim”), the Party first having notice of the claim or assertion shall promptly notify the other Party, and the Parties shall promptly confer to consider the claim or assertion and the appropriate course of action.  Unless the Parties otherwise agree in writing, Jinghua shall have the right to defend any Infringement Claim using Commercially Reasonable Efforts,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

and shall keep Kadmon reasonably informed with respect to the progress of any such litigation.  Jinghua shall not enter into any settlement of any Infringement Claim that adversely affects Kadmon’s rights and interests without Kadmon’s written consent, which consent shall not be unreasonably conditioned, withheld or delayed.

ARTICLE 9
CONFIDENTIALITY

9.1                               Confidentiality Obligations.  Each Party receiving Confidential Information hereunder (a “Receiving Party”) will maintain in confidence and not disclose to any Third Party any Confidential Information of the other Party except to the extent expressly authorized by this Agreement or otherwise agreed by the Parties in writing.

9.2                               Exceptions.  Notwithstanding the foregoing, Confidential Information shall not be deemed to include information or materials to the extent that it can be established by written documentation by the Receiving Party that such information or material:

(a)                                 was already known to or possessed by the Receiving Party, other than under an obligation of confidentiality (except to the extent such obligation has expired or an exception is applicable under the relevant agreement pursuant to which such obligation established), at the time of disclosure;

(b)                                 was generally available to the public or otherwise part of the public domain at the time of its first disclosure to the Receiving Party;

(c)                                  became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party in breach of this Agreement;

(d)                                 was independently developed by the Receiving Party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

(e)                                  was disclosed to the Receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others.

9.3                               Authorized Use and Disclosure.  Each Party may use and disclose Confidential Information of the other Party as follows:

(a)                                 under appropriate confidentiality provisions substantially equivalent to those in this Agreement, in connection with the performance of its obligations or exercise of rights granted to such Party in this Agreement; and

(b)                                 to the extent such disclosure is reasonably necessary in (i) prosecuting and maintaining Patents, copyrights and trademarks (including applications therefor) in accordance with this Agreement, (ii) prosecuting or defending litigation, (iii) conducting Development hereunder, including obtaining and maintaining

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Regulatory Approvals, or (iv) complying with applicable Law, court orders, governmental regulations, or the rules of a recognized stock exchange or automated quotation system applicable to such Party; provided, however, that if a Receiving Party is required pursuant to clause (iv) to make any such disclosure of the other Party’s Confidential Information it will, except where impracticable (for example, in the event of medical emergency), give reasonable advance notice to the other Party of such disclosure requirement and, except to the extent inappropriate in the case of Patent applications, will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed.

9.4                               Public Announcements.  Except as otherwise mutually agreed by the Parties or as required by applicable Law or the rules of any stock exchange, no Party shall issue or cause the publication of any other press release or public announcement with respect to the transactions contemplated by this Agreement without the express prior approval of the other Parties, which approval shall not be unreasonably withheld or delayed; provided, however, that each Party may make any public statement in response to questions by the press, analysts, investors or those attending industry conferences or financial analyst calls, or issue press releases, so long as any such public statement or press release is not inconsistent with prior public disclosures or public statements approved by the Parties pursuant to this Section 9.4 and which do not reveal non-public information about the other Party.

ARTICLE 10
TERM AND TERMINATION

10.1                        Term.  This Agreement is effective as of the Effective Date and, unless earlier terminated to the provisions set forth in Section 10.2, shall continue in full force and effect until the date of expiration of the last to expire Royalty Term.

10.2                        Termination.

(a)                                 Breach.  If either Party is in material breach of any provision of this Agreement and such breach is not cured within *** days after receiving written notice from the other Party with respect to such breach detailing the alleged breach and stating explicitly that the writing is a notice under this Section 10.2(a), the non-breaching Party shall have the right to terminate this Agreement by giving written notice to the Party in breach.  Termination under this Section 10.2(a), if disputed by the non-terminating Party, shall not be effective until the dispute or contest is resolved under Article 13, and then only if the arbitrator finds that the termination is proper.

(b)                                 Insolvency; Rights under Bankruptcy Code.  Either Party may immediately terminate this Agreement on written notice in the event any of the following occurs with respect to the other Party (the “Bankrupt Party”):  (i) such Bankrupt Party files a petition in bankruptcy or makes a general assignment for the benefit of creditors or otherwise acknowledges in writing insolvency, or is adjudged

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

bankrupt, and such Bankrupt Party (1) fails to assume this Agreement in any such bankruptcy proceeding within *** days after filing or (2) assumes and assigns this Agreement to a Third Party; (ii) such Bankrupt Party goes into or is placed in a process of complete liquidation; (iii) a trustee or receiver is appointed for any substantial portion of such Bankrupt Party’s business and such trustee or receiver is not discharged within *** days after appointment; (iv) any case or proceeding shall have been commenced or other action taken against such Bankrupt Party in bankruptcy or seeking liquidation, reorganization, dissolution, a winding-up arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or similar act or law of any jurisdiction now or hereafter in effect and is not dismissed or converted into a voluntary proceeding within *** days after filing; or (v) there shall have been issued a warrant of attachment, execution, distraint or similar process against any substantial part of the property of such Bankrupt Party and such event shall have continued for a period of *** days and none of the following has occurred: (1) it is dismissed, (2) it is bonded in a manner reasonably satisfactory to the other Party, or (3) it is discharged.  All rights and licenses granted under or pursuant to this Agreement by Kadmon and Jinghua are, and shall be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code.  The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code.  The Parties further agree that, in the event that Kadmon is the Bankrupt Party, then Jinghua shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and the same, if not already in Jinghua’s possession, shall be promptly delivered to Jinghua upon any such commencement of a bankruptcy proceeding upon its written request therefor.  The foregoing sentence shall apply mutatis mutandis to allow Kadmon to receive duplicates, access and the like in the same manner, if Jinghua is the Bankrupt Party.

10.3                        Effects of Expiration or Termination.

(a)                                 Expiration or termination of this Agreement for any reasons shall not release any Party of any obligation or liability which, at the time of such expiration or termination, has already accrued or which is attributable to a period prior to such expiration or termination.

(b)                                 Upon expiration of the Royalty Term with respect to a Product and payment in full of all amounts owned under this Agreement with respect to such Product, Jinghua shall have a fully paid-up, royalty-free, non-exclusive licensed under the Know-How Controlled by Kadmon to Develop, Manufacture and Commercialize such Product in the Territory.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(c)                                  Notwithstanding anything herein to the contrary, termination of this Agreement by a Party shall be without prejudice to other remedies such Party may have at law or equity.

(d)                                 The following provisions shall survive expiration or termination of this Agreement and continue to be enforceable:  Article 1 (Definitions), Article 9 (Confidentiality) for the period set forth therein, Article 12 (Indemnification, Liability and Insurance), Article 13 (Dispute Resolution), and Article 14 (General Provisions), and Section 3.1(c) (Grant Back), 4.4 (Right to Reference), Section 7.9 (Interest on Past Due Amounts), Section 7.10 (Maintenance of Records) for the period set forth therein, Section 7.11 (Audits) for the period set forth therein, and Section 10.3 (Effects of Expiration or Termination).

ARTICLE 11
REPRESENTATIONS AND WARRANTIES

11.1                        General Representations and Warranties.  Each Party represents and warrants to the other that:

(a)                                 it is duly organized and validly existing under the Laws of the jurisdiction of its incorporation or continuance, as the case may be, and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)                                 it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the individual executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action;

(c)                                  this Agreement is legally binding upon it and enforceable in accordance with its terms;

(d)                                 the execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material applicable Law;

(e)                                  it has not granted, and shall not grant during the Term, any right to any Third Party which would conflict with the rights granted to the other Party hereunder;

(f)                                   it is not aware of any action, suit or inquiry or investigation instituted by any Person which questions or threatens the validity of this Agreement; and

(g)                                  no consent or approval from any Third Party (including any governmental or administrative body or court) is necessary to consummate this Agreement, grant the rights and licenses contemplated to be granted by it to the other Party, or to its knowledge, to conduct the activities contemplated hereunder.

11.2                        Representations, Warranties and Covenants of Kadmon.  Kadmon hereby represents and warrants to Jinghua, as of the Effective Date:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(a)                                 the total royalty obligation to Dyax Corp. on the Licensed Antibodies, if any, under the Dyax Agreement is ***% of Net Sales; and

(b)                                 it has the full legal rights and authority to grant the licenses and rights granted to Jinghua under this Agreement.

11.3                        Representations, Warranties and Covenants of Jinghua.  Jinghua hereby represents, warrants and covenants to Kadmon:

(a)                                 it shall, at its sole cost and expense, obtain and maintain in full force and effect during the term of this Agreement, all necessary licenses, permits and other authorizations required by applicable Law in order to carry out its duties and obligations hereunder;

(b)                                 it shall, at all times, conduct its activities under this Agreement in accordance with applicable Law and accepted pharmaceutical industry business practices, including GCP and GMP, as applicable; and

(c)                                  without limiting the generality of Section 11.3(b), (i) it has been at all times and will continue to be in compliance with all potentially applicable anti-bribery and anti-corruption laws, including the U.S. Foreign Corrupt Practices Act of 1977, and (ii) it represents, warrants and agrees that no bribes, payments, kickbacks, gifts, hospitality, donations, loans, or anything of value have been or will be made or received, offered, promised, or authorized, directly or indirectly, to improperly influence any act or decision of any person or entity, induce any person or entity to do or omit to do any act in violation of any person’s or entities’ lawful duties, or secure any improper advantage.

11.4                        Disclaimer.  EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING TO ANY WARRANTY OF ACCURACY, COMPLETENESS, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, COMMERCIAL UTILITY, NON INFRINGEMENT OR TITLE IS MADE OR GIVEN BY OR ON BEHALF OF A PARTY.  EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.

ARTICLE 12
INDEMNIFICATION, LIABILITY AND INSURANCE

12.1                        Indemnification by Jinghua.  Jinghua shall defend and indemnify Kadmon and its Affiliates, and their respective directors, officers, employees, representatives, agents and counsel, and the successors and assigns of the foregoing (the “Kadmon Indemnitees”), from and against any and all liabilities, damages, losses, costs or expenses (including reasonable attorneys’ and professional fees and other expenses of litigation and/or arbitration) (collectively, “Losses”) in connection with any and all claims, suits or proceedings brought by a Third Party against a Kadmon Indemnitee, arising from or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

occurring as a result of: (a) the Development, Manufacture or Commercialization of the Products conducted by Jinghua, its Affiliates or sublicensees, (b) Jinghua’s breach of any of its representations, warranties or covenants under this Agreement, (c) any claim of product liability or damage to person or property or death resulting from the use or consumption of a Product, or (d) the negligence or willful misconduct of Jinghua, its Affiliates or sublicensees, in each case, except to the extent that Kadmon is obligated to indemnify Jinghua under Section 12.2.

12.2                        Indemnification by Kadmon.  Kadmon shall defend and indemnify Jinghua and its Affiliates and their respective directors, officers, employees, representatives, agents and counsel and the successors and assigns of the foregoing (the “Jinghua Indemnitees”), from and against any and all Losses in connection with any and all claims, suits or proceedings brought by a Third Party against a Jinghua Indemnitee, arising from or occurring as a result of: (a) Kadmon’s breach of any of its representations, warranties or covenants under this Agreement, or (b) the negligence or willful misconduct of Kadmon, except, in each case, to the extent that Jinghua is obligated to indemnify Kadmon under Section 12.1.

12.3                        Indemnification Procedures.  The obligations to indemnify, defend, and hold harmless set forth in Sections 12.1 and 12.2 shall be contingent upon the Party seeking indemnification (the “Indemnitee”): (a) promptly notifying the indemnifying Party of any Losses or discovery of fact upon which such Indemnitee intends to base a request for indemnification within ten (10) days of receipt of same; provided, however, that Indemnitee’s failure or delay in providing such notice shall not relieve the indemnifying Party of its indemnification obligation except to the extent the indemnifying Party is prejudiced thereby; (b) allowing the indemnifying Party and/or its insurers the right to assume direction and control of the defense of any such claim, demand or suit; (c) using its best efforts to cooperate with the indemnifying Party and/or its insurers, at the indemnifying Party’s expense, in the defense of such claim, demand or suit; and (d) agreeing not to settle or compromise any claim, demand or suit without prior written authorization of the indemnifying Party.  The Indemnitee shall have the right to participate in the defense of any such claim, demand or suit referred to in this Section utilizing attorneys of its choice, at its own expense, provided, however, that the indemnifying Party shall have full authority and control to handle any such claim, demand or suit.

12.4                        Limitation on Liability.  NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE IN LAW, EQUITY, CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OR LOSS OF PROFITS OR OPPORTUNITIES OR DIMINUTION OF GOODWILL SUFFERED BY THE OTHER PARTY OR ANY OF ITS AFFILIATES, EXCEPT TO THE EXTENT ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS A RESULT OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER THIS ARTICLE 12.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

12.5                        Insurance.  Each Party shall have and maintain such types and amounts of liability insurance as is normal and customary in the industry generally for parties similarly situated and shall upon request provide the other Party with a copy of its policies of insurance in that regard, along with any amendments and revisions thereto.

ARTICLE 13
DISPUTE RESOLUTION

13.1                        General.  Any controversy, claim or dispute arising out of or relating to this Agreement shall be settled, if possible, through good faith negotiations between the Parties.  If, however, the Parties are unable to settle such dispute after good faith negotiations, the matter shall be referred to an executive officer of each Party to be resolved by negotiation in good faith as soon as is practicable but in no event later than thirty (30) days after referral.

13.2                        Failure of Executive Officers to Resolve Dispute.  If the executive officers are unable to settle the dispute after good faith negotiation, the matter (a) shall be resolved in accordance with Section 13.3, and (b) either Party may seek injunctive or other equitable relief in any court in any jurisdiction where appropriate.

13.3                        Binding Arbitration.

(a)                                 Matters under Section 13.2 which are to be resolved through binding arbitration shall be resolved through binding arbitration in New York, New York, administered by the International Chamber of Commerce (“ICC”) pursuant to the arbitration rules of the ICC then in effect (the “Rules”).

(b)                                 There shall be one (1) arbitrator; provided that if either Party requests, the arbitration shall be conducted by a panel of three (3) arbitrators.  Each arbitrator shall have experience in the pharmaceutical business.  In the case of a sole arbitrator, the Parties shall attempt jointly to select such arbitrator within thirty (30) days after notice of arbitration is given.  If the Parties cannot reach an agreement regarding the sole arbitrator within that time, ICC shall appoint the sole arbitrator.  In the case of three (3) arbitrators, each Party shall appoint one (1) arbitrator meeting the foregoing criteria by written notice to the other Party and the two Party-appointed arbitrators shall select the third arbitrator within thirty (30) days of their appointment.  If the Party-appointed arbitrators are unable to agree upon the third arbitrator or if either Party fails to appoint a Party-appointed arbitrator within thirty (30) days after notice of arbitration is given, the remaining arbitrator(s) shall be appointed by ICC.

(c)                                  The language of the arbitration (including all evidence and submissions) shall be in English.

(d)                                 Judgment upon the opinion rendered by such arbitrators shall be binding on the Parties and may be entered by any court having jurisdiction thereof.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(e)                                  The written decision of the arbitrators shall state the panel’s findings of material facts and the grounds for its conclusions and shall be final, conclusive and binding on the Parties and enforceable by any court of competent jurisdiction.  The arbitrators shall be required to comply with, and their award shall be limited by, any express provisions of this Agreement relating to damages or the limitation thereof.

(f)                                   Each Party shall bear its own costs and expenses (including legal fees and expenses) relating to the arbitration proceeding, except that the fees of the arbitrators and other related costs of the arbitration shall be shared equally by the Parties, unless the arbitration panel determines that a Party has incurred unreasonable expenses due to vexatious or bad faith positions taken by the other Party, in which event the arbitration panel may make an award of all or any portion of such expenses so incurred.

13.4                        No Jury Trial.  THE PARTIES EXPRESSLY WAIVE AND FOREGO ANY RIGHT TO TRIAL BY JURY.

ARTICLE 14
GENERAL PROVISIONS

14.1                        Governing Law.  This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles thereof

14.2                        Assignment.

(a)                                 This Agreement and its rights or obligations may not be assigned or otherwise transferred by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed.

(b)                                 Notwithstanding Section 14.2(a), either Party may, without the consent of the other Party, assign this Agreement or any of its rights or obligations (i) to any Affiliate, or (ii) in connection with (1) the sale of all or substantially all of such Party’s tangible and intangible assets or business relating to this Agreement; or (2) the merger, consolidation, sale of substantially all of such Party’s assets or similar transaction or series of transactions, as a result of which such Party’s shareholders before such transaction or series of transactions own less than fifty percent (50%) of the total number of voting securities of the surviving entity immediately after such transaction or series of transactions; provided, however, that such Party’s rights and obligations under this Agreement shall be assumed in writing by its successor in interest in any such transaction and shall not be transferred separate from all or substantially all of its other business assets, including those business assets that are the subject of this Agreement.

(c)                                  Any permitted assignee will assume all obligations of its assignor under this Agreement.  Any attempted assignment in contravention of this Section 14.2 will be null and void. Subject to the terms of this Agreement, this Agreement will be

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Any permitted assignment will not relieve either Party of responsibility for performance of any obligation of either Party that has accrued at the time of the assignment.

14.3                        Further Actions.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

14.4                        Force Majeure.  Except with respect to payment of money, no Party shall be liable to the other Party for failure or delay in the performance of any of its obligations under this Agreement for the time and to the extent such failure or delay is caused by earthquake, riot, civil commotion, war, terrorist acts, strike, flood, or governmental acts or restriction, or other cause that is beyond the reasonable control of the respective Party (“Force Majeure”).  The Party affected by such Force Majeure will provide the other Party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities), and will use Commercially Reasonable Efforts to overcome the difficulties created thereby and to resume performance of its obligations as soon as practicable.  If the performance of any such obligation under this Agreement is delayed owing to an event of Force Majeure for any continuous period of more than ninety (90) days, the Parties will consult with respect to an equitable solution.

14.5                        Notices.  Any notice, request, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person or by express courier service (signature required) or five (5) days after it was sent by registered letter, return receipt requested (or its equivalent), provided that no postal strike or other disruption is then in effect or comes into effect within two (2) days after such mailing, to the Party to which it is directed at its address shown below or such other address as such Party will have last given by notice to the other Party.

If to Kadmon:                  Kadmon Corporation, LLC
450 East 29th Street
New York, NY 10016
U.S.A.
Attn: President and Chief Executive Officer

With a copy to:

Kadmon Corporation, LLC
450 East 29th Street
New York, NY 10016
U.S.A.
Attn: Office of General Counsel

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

If to Jinghua:                        Jinghua Pharmaceutical Group Co., Ltd
9 Xingtai Road
Gangzha Economic Development Zone
Nantong, Jiangsu, 226005
China
Attn:

14.6                        Interpretation.  In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party which drafted such terms and provisions.

14.7                        Entire Agreement; Amendment.  This Agreement, together with all attached Exhibits, contain the entire agreement between the Parties with respect to the Technology, Licensed Antibodies and Products, and supersedes all prior and contemporaneous discussions, agreements and writings in respect thereto.  No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized representative of each Party.

14.8                        Waiver.  No provision of the Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party.  The waiver by a Party of any breach of any provision hereof by the other Party shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

14.9                        Severability.  If any clause or portion thereof in this Agreement is for any reason held to be invalid, illegal or unenforceable, the same shall not affect any other portion of this Agreement, as it is the intent of the Parties that this Agreement shall be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible.  In any such event, this Agreement shall be construed as if such clause of portion thereof had never been contained in this Agreement, and there shall be deemed substituted therefor such provision as will most nearly carry out the intent of the Parties as expressed in this Agreement to the fullest extent permitted by applicable Law.

14.10                 Headings; Rules of Construction.  The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.  Unless specified to the contrary, references to Articles, Sections or Exhibits shall refer to the particular Articles, Sections or Exhibits of or to this Agreement and references to this Agreement include all Exhibits hereto.  Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation;” (b) the word “day,” “quarter” or “year” means a calendar day, calendar quarter or calendar year unless otherwise specified (and “annual” or “annually” refer to a calendar year); (c) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (d) the word “hereof,” “herein,” “hereby” and derivative or similar word refers to this Agreement (including any Exhibits and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Schedules); (e) the word “or” has its inclusive meaning identified with the phrase “and/or;” (f) the words “shall” and “will” have the same obligatory meaning; (g) provisions that require that a Party or the Parties “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter or otherwise; (h) words of any gender include the other gender; and (i) words using the singular or plural number also include the plural or singular number, respectively.

14.11                 Independent Status.  The Parties agree that the relationship of Kadmon and Jinghua established by this Agreement is that of independent contractors.  Furthermore, the Parties agree that this Agreement does not, is not intended to, and shall not be construed to, establish an employment, agency, partnership or any other relationship.  Except as may be specifically provided herein, no Party shall have any right, power or authority, nor shall they represent themselves as having any authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of any other Party, or otherwise act as an agent for any other Party for any purpose.

14.12                 Third Party Beneficiaries.  Except for the rights to indemnification provided for a Party’s Indemnitees pursuant to Article 12, all rights, benefits and remedies under this Agreement are solely intended for the benefit of the Parties (including any successor in interest or permitted assigns), and except rights to indemnification expressly provided pursuant to Article 12, no Third Party shall have any rights whatsoever to (a) enforce any obligation contained in this Agreement (b) seek a benefit or remedy for any breach of this Agreement, or (c) take any other action relating to this Agreement under any legal theory, including but not limited to, actions in contract, tort (including but not limited to negligence, gross negligence and strict liability), or as a defense, setoff or counterclaim to any action or claim brought or made by the Parties.  Without limiting the foregoing, a person who is not a Party to this Agreement may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

14.13                 Counterparts.  This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.  Signatures to this Agreement that are transmitted by facsimile, electronic mail in “portable document format” (“.pdf”), or by any other electronic means intended to present the original graphic and pictorial appearance of this Agreement will have the same effect as physical delivery of the paper document bearing an original signature.

[Signature page follows]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

In witness whereof, the Parties hereto have executed this Agreement by their respective duly authorized officers as of the dates set forth below.

KADMON CORPORATION, LLC		JINGHUA PHARMACEUTICAL GROUP CO., LTD.

By:	/s/ Harlan W. Waksal, M.D.	By:	/s/ [ILLEGIBLE]

Name:	Harlan W. Waksal, M.D.	Name:	[ILLEGIBLE]

Title:	President and CEO	Title:	General Manager

Date:	10/28/2015	Date:	10/29/2015

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Execution Copy

EXHIBIT A

DILIGENCE OBLIGATIONS

For each Licensed Antibody generated by Kadmon (i.e., VEGFR2 and PDL-1), Jinghua will be required to file an IND with the CFDA within 24 months of the receipt by jinghua of the respective master cell bank in accordance with Section 7.2(a).

If Jinghua (or an Affiliate or Sublicensee, as the case may be) fails to satisfy any one of the obligations set forth above, Kadmon may treat such failure as a material breach in accordance with Section 10.2(a).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Execution Copy

EXHIBIT B

KADMON PATENTS

Chinese Application based on United States 62/061097 (PCT Conversion 7 Oct 2015) HUMAN ANTI-VEGFR-2/KDR ANTIBODIES

Chinese Application 201380062991.X HUMAN ANTI-VEGFR-2/KDR ANTIBODIES

Chinese Application 201580000119.1 IMMUNOMODULATORY AGENTS (PDL-1 ANTIBODIES)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Execution Copy

EXHIBIT C

FORM OF PATENT ASSIGNMENT

THIS ASSIGNMENT OF PATENT RIGHTS (this “Assignment”) effective as of                 , 201   (“Effective Date”), is by and between Kadmon Corporation, LLC, a limited liability company organized and existing under the laws of the State of Delaware (“Assignor”), and Jinghua Pharmaceutical Group Co., Ltd., a company organized and existing under the laws of the People’s Republic of China (“Assignee”).

WHEREAS, Assignor is the owner of all right, title and interest in and to the patents and patent applications identified below (collectively, the “Patents” ),

WHEREAS, Assignee desires to acquire the entire right, title and interest in and to the Patents.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties agree as follows:

1.                                      Assignor, as of the Effective Date, hereby assigns, transfers and delivers to Assignee all right, title and interest in and to any and all subject matter of the inventions disclosed in the Patents listed on Schedule 1 hereto and in and to said applications, all continuations, continuations in part and divisions thereof, and the exclusive right to make application for patents, reissues, renewals and extensions thereof, and in and to all patents and all convention and treaty rights of all kinds, in the United States of America and all other countries throughout the world, for all such subject matter.

2.                                      Assignor requests the applicable official having authority to issue the Patents or corresponding rights to issue same on the subject matter of the said inventions to Assignee and, if called upon by Assignee or its legal representatives, Assignor agrees to promptly sign all documents necessary to secure all such Patents and rights and for issuance of same to Assignee.

3.                                      Assignor confirms that no agreement has been entered into that conflicts with this Assignment. Assignor further agrees to provide information within Assignor’s knowledge or belief, and to do all other relevant things that Assignee or its legal representatives deem necessary or desirable and request of Assignor in connection with obtaining or maintaining any such Patents, or in order to perfect Assignee’s ownership of the right, title and interest conveyed by this Assignment, or in connection with this Assignment, on the understanding that Assignee will bear all reasonable expenses actually incurred for or in connection with such matters after the date hereof. This Assignment and the obligations of Assignor hereunder shall be binding on Assignor’s successors and assigns.

4.                                      Assignor hereby represents and warrants that it has full right to convey the entire right, title and interest in the Patents herein assigned.

5.                                      This Assignment may be executed in any number of counterparts,  all such counterparts shall be deemed to constitute one and the same instrument, and each of the executed counterparts shall be deemed an original hereof.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

6.             This Assignment shall be governed and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles thereof and all questions concerning the validity and construction hereof shall be determined in accordance with the laws of Delaware.

[Signature page follows]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS  WHEREOF, Assignor and Assignee have caused this Assignment to be executed and delivered as of the Effective Date.

Kadmon Corporation, LLC	Jinghua Pharmaceutical Group Co., Ltd.

By:	By:	/s/ Illegible
Print Name:	Print Name:	Illegible
Title:	Title:	General Manager

ACKNOWLEDGMENT

STATE OF	)
) ss:
County of	)

The foregoing instrument was acknowledged before me this       day of       , 201       , by         , the duly elected and acting         of Kadmon Corporation, LLC, a Delaware limited liability company, on behalf of the company.

Notary Public

My Commission Expires: